                                                                     Exhibit 99



                                POWER OF ATTORNEY


      I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint David A. Peterson, President and Chief Executive Officer and Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Form S-8.


    Signature                      Title                         Date
    ---------                      -----                         ----


/s/ David A. Peterson              President & CEO               05/27/97
---------------------------        ---------------               --------
David A. Peterson

                                POWER OF ATTORNEY
                                -----------------


      I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint David A. Peterson, President and Chief Executive Officer and Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Form S-8.


    Signature                      Title                         Date
    ---------                      -----                         ----


/s/ Gerald G. Garbacz              Chairman                      05/27/97
---------------------------        ---------                     --------
Gerald G. Garbacz

                                POWER OF ATTORNEY
                                -----------------


      I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint David A. Peterson, President and Chief Executive Officer and Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Form S-8.


Signature                           Title             Date
---------                           -----             ----


/s/ Daniel M. Junius               Director          May 15, 1997
---------------------              --------          ------------
Daniel M. Junius

                                POWER OF ATTORNEY
                                -----------------


      I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint David A. Peterson, President and Chief Executive Officer and Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Form S-8.


    Signature                      Title                         Date
    ---------                      -----                         ----


/s/ Joseph A. Baute                Director                      15 May 1997
------------------------           --------                      -----------
Joseph A. Baute

                                POWER OF ATTORNEY
                                -----------------


      I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint David A. Peterson, President and Chief Executive Officer and Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Form S-8.


    Signature                      Title                         Date
    ---------                      -----                         ----


/s/ Sheldon A. Buckler             Director                      May 20, 1997
--------------------------         --------                      ------------
Sheldon A. Buckler

                                POWER OF ATTORNEY
                                -----------------


      I, the undersigned Director and/or Officer of Cerion Technologies Inc. (the "Company"), hereby severally constitute and appoint David A. Peterson, President and Chief Executive Officer and Richard A. Clark, Vice President-Finance, Chief Financial Officer and Treasurer, my true and lawful attorney and agent to sign for me, and in my name and in the capacity or capacities indicated below (A) the Company's Form S-8.


    Signature                      Title                         Date
    ---------                      -----                         ----


/s/ Ross W. Manire                 Director                      5/21/97
-----------------------            --------                      -------
Ross W. Manire